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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report dated October 15, 1996 included in this Quarterly Report on Form 10-Q for the Quarter Ended September 30, 1996.


                                        Welch & Associates

Nashville, Tennessee
November 6, 1996